                                     (j)(2)

                           Consent of Ropes and Gray.

                              CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 58 to the Registration Statement of One Group(R) Mutual Funds on Form N-1A (Nos. 2-95973 and 811-4236) under the Securities Act of 1933, as amended.



                                                   /s/ Ropes & Gray
                                                   ROPES & GRAY

Washington, D.C.

December 15, 2002